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                                  Exhibit 10(j)

                  The Scotts Company Executive Retirement Plan




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                               THE SCOTTS COMPANY

                            EXECUTIVE RETIREMENT PLAN






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                               THE SCOTTS COMPANY

                            EXECUTIVE RETIREMENT PLAN




                                TABLE OF CONTENTS

I.       Name and Purpose........................................................................         1

II.      Definitions.............................................................................         1

III.     Participants............................................................................         3

IV.      Accounts................................................................................         3

V.       Method of Distribution of Deferred Compensation.........................................         6

VI.      Benefit Plans...........................................................................         7

VII.     Participant's Rights....................................................................         7

VIII.    Non-alienability and Nontransferability.................................................         8

IX.      Administration..........................................................................         8

X.       Claims Procedure........................................................................         8

XI.      Amendment and Termination...............................................................         9

XII.     General Provisions......................................................................         9

XIII.    Unfunded Status of the Plan.............................................................         10






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                               THE SCOTTS COMPANY

                            EXECUTIVE RETIREMENT PLAN


I.       NAME AND PURPOSE

         The Scotts Company Incentive Pay Deferral Plan is hereby amended and restated as The Scotts Company Executive Retirement Plan effective as of January 1, 1999. The Plan provides Eligible Employees with the opportunity to defer bonuses under the Executive Annual Incentive Plan and supplements the benefits of Eligible Employees under The Scotts Company Retirement Savings Plan. The benefits under the Plan are to be provided from the Plan on an unfunded basis. It is intended that the Plan be exempt from the funding, participation, vesting and fiduciary provisions of Title I of ERISA.


II.      DEFINITIONS

         The following terms will have the meanings provided below.

         "Account" means the separate Account established for each Participant pursuant to Section IV of the Plan. A Participant's Account shall consist of a Deferred Executive Incentive Pay Account, a Deferred Compensation Account, a Matching Account, a Retirement Account and a Transitional Contributions Account.

         "Additions" means the credits applied to Accounts as provided in
Section IV hereof.

         "Administrative Committee" means the administrative committee appointed by the Board to administer the tax qualified retirement plans which are also sponsored by the Employer.

         "Beneficiary" means the person or persons designated in writing as such and filed with the Administrative Committee at any time by a Participant. Any such designation may be withdrawn or changed in writing (without the consent of the Beneficiary), but only the last designation on file with the Administrative Committee shall be effective.

         "Board" means the Board of Directors of The Scotts Company.

         "Code" means the Internal Revenue Code of 1986, as may be amended from time to time.

         "Company Stock Fund" means a fund consisting of common shares of the Company and cash or cash equivalents needed to meet obligations of such fund or for the purchase of common shares of the Company.

         "Compensation" has the meaning specified under the applicable provisions of the Qualified Plan, except that Compensation in excess of the Pay Cap shall be included. Executive Incentive Pay shall be: (a) included in Compensation for purposes of allocating Employer




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contributions to Participants' Retirement Accounts and Transitional Contribution
Accounts; and (b) shall be excluded from Compensation for purposes of allocating Employer contributions to Participants' Matching Accounts and Participants' Compensation Deferral Elections.

         "Compensation Deferral Election" means an Eligible Employee's election, on a form prescribed by the Administrative Committee, to defer Compensation.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as may be amended from time to time.

         "Effective Date" means January 1, 1999.

         "Eligible Employee" has the meaning specified in Section III of the Plan.

         "Employee" means an individual employed as a common law employee of the Employer.

         "Employer" means The Scotts Company and affiliates of The Scotts
Company.

         "Executive Incentive Pay" means, with respect to each Participant, any bonus under the Executive Annual Incentive Plan.

         "Executive Incentive Pay Deferral Election" means an Eligible Employee's election, on a form prescribed by the Administrative Committee, to defer Executive Incentive Pay.

         "Investment Fund" means the Company Stock Fund or one of the Outside Investment Funds.

         "Outside Investment Fund" means an investment fund, other than the Company Stock Fund, which has been designated by the Administrative Committee as available to use as a measure of appreciation or depreciation of Participants' Accounts.

         "Participant" has the meaning specified in Section III of the Plan.

         "Plan" means The Scotts Company Executive Retirement Plan, as reflected in this document, as the same may be amended from time to time after the Effective Date.

         "Plan Year" means the calendar year.

         "Qualified Plan" means The Scotts Company Retirement Savings Plan and any amendments made thereto.

         "Statutory Limits" means the following:

         (a) the maximum recognizable annual compensation under Code
Section 401(a)(17) -- the "Pay Cap";




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         (b) the maximum annual additions under Code Section 415(c) -- the
"415 Limit";

         (c) the exclusion of excess deferrals under Code Section 402(g)(1) -- the "Deferral Limit"; and

         (d) the limits on contributions for highly compensated employees under Code Sections 401(k)(3) (the "ADP Test") and 401(m)(2) (the "ACP Test").


III.     PARTICIPANTS

         Each Employee who is an executive in Band G or above shall be eligible to participate in the Plan and shall be treated as an "Eligible Employee." Each Eligible Employee who elects to participate in the Plan or for whom Employer contributions are credited pursuant to Section IV shall be designated a "Participant" in the Plan. A Participant shall continue to participate in the Plan until his status as a Participant is terminated by: (a) a complete distribution of his Account pursuant to the terms of the Plan; (b) termination of the Plan; or (c) written directive of the Administrative Committee. Notwithstanding the foregoing, Joseph D. Dioguardi shall not be eligible to participate in the Plan.


IV.      ACCOUNTS

         A. Establishment of Accounts. The Administrative Committee will establish an Account for each Participant. A Participant's Account shall consist of a Deferred Executive Incentive Pay Account, a Deferred Compensation Account, a Matching Account, a Retirement Account and a Transitional Contributions Account.

         B. Election of Participant to Defer Executive Incentive Pay.

                  (1) With respect to each Plan Year, an Eligible Employee may elect to have a percentage or a flat dollar amount of his Executive Incentive Pay which is to be awarded to him by the Employer for the Plan Year in question allocated to his Deferred Executive Incentive Pay Account and paid on a deferred basis pursuant to the terms of the Plan. To exercise such an election for any Plan Year, within thirty (30) days after the Executive Annual Incentive Plan is finalized for the Plan Year, the Eligible Employee must advise the Employer of his election, in writing, on an Executive Incentive Pay Deferral Election. Such Executive Incentive Pay Deferral Election shall apply only to Executive Incentive Pay payable to the Participant after the date on which the Executive Incentive Pay Deferral Election is received by the Administrative Committee. If an Eligible Employee terminates employment or changes to an employment status other than an Eligible Employee, his election to defer Executive Incentive Pay shall terminate and no additional amounts shall be deferred.

                  (2) Notwithstanding the preceding paragraph, for the Plan Year in which an Employee first becomes an Eligible Employee, the Eligible Employee may complete a Executive Incentive Pay Deferral Election at any time within thirty (30) days following the date on which



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he became an Eligible Employee. Such Executive Incentive Pay Deferral Election
shall apply only to Executive Incentive Pay declared by the Employer and payable to the Eligible Employee after the date on which the Executive Incentive Pay Deferral Election is received by the Administrative Committee.

                  (3) If an Executive Incentive Pay Deferral Election is submitted to the Administrative Committee in accordance with this Section, the Employer will allocate to the Participant's Deferred Executive Incentive Pay Account the percentage or dollar amount of Executive Incentive Pay specified in the Executive Incentive Pay Deferral Election.

         C. Election of Participant to Defer Compensation.

                  (1) With respect to each pay period, subject to the maximum percentage deferral permitted under the terms of the Qualified Plan, an Eligible Employee may elect to have a percentage or a flat dollar amount of his Compensation which is to be paid to him by the Employer for the pay period in question allocated to his Deferred Compensation Account and paid on a deferred basis pursuant to the terms of the Plan. To exercise such election for any Plan Year, within thirty (30) days prior to the beginning of such Plan Year, the Eligible Employee must advise the Employer of his election, in writing, on a Compensation Deferral Election. Such Compensation Deferral Election shall apply only to Compensation payable to the Participant after the date on which the Compensation Deferral Election is received by the Administrative Committee. If an Eligible Employee terminates employment or changes to an employment status other than an Eligible Employee, his election to defer Compensation shall terminate and no additional amounts shall be deferred. A Participant shall be permitted, pursuant to this Section IV.C. to defer amounts of his Compensation that could otherwise have been contributed to the Qualified Plan, for such Plan Year, were it not for the application of any of the Statutory Limits. If, during the Plan Year, in the sole discretion of the Administrative Committee and the administrator of the Qualified Plan, contribution percentages under the Qualified Plan must be further reduced to insure passage of the ADP Test and/or the ACP Test, or Participants' contributions to the Qualified Plan must be reduced to satisfy the Deferral Limit, any reduced contribution attributable to Participants of this Plan shall be deferred automatically under this Plan. However, if it is determined after the end of the Plan Year that the ADP and/or the ACP Test would be failed, any and all corrective action will be taken in accordance with the rules of the Qualified Plan and no additional amounts may be deferred under this Plan for that Plan Year.

                  (2) Notwithstanding the preceding paragraph, for the Plan Year in which an Employee first becomes an Eligible Employee, the Eligible Employee may complete a Compensation Deferral Election at any time within thirty (30) days following the date on which he became an Eligible Employee. Such Compensation Deferral Election shall apply only to Compensation earned by and payable to the Eligible Employee after the date on which the Compensation Deferral Election is received by the Administrative Committee.

                  (3) If a Compensation Deferral Election is submitted to the Administrative Committee in accordance with this Section, the Employer will allocate to the Participant's Deferred Compensation Account the amount of the Employer contributions that would have been made pursuant to the Qualified Plan had all deferrals under the Compensation Deferral Election





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been made to the Qualified Plan without application of any of the Statutory
Limits, reduced by the amount of Employer contributions actually allocated to the Qualified Plan on behalf of such Participant.

         D. Employer Contributions.

                  (1) Retirement Contribution. For the Plan Year ending December 31, 1998 and each Plan Year thereafter, the Employer will allocate to each Eligible Employee's Retirement Account an amount equal to 4% of the Eligible Employee's Compensation for such Plan Year in excess of the Pay Cap.

                  (2) Matching Contributions. For each pay period, the Employer shall make matching contributions to the Matching Account of each Participant who elects to defer Compensation in accordance with Section IV.C. For each pay period, the amount of such matching contribution will be 100% of the first 3% of Compensation deferred and 50% of the next 2% of Compensation deferred, less any matching contributions made on behalf of the Participant under the Qualified Plan.

                  (3) Transitional Contributions. For the Plan Years ending December 31, 1998, 1999, 2000, 2001, and 2002, the Employer will allocate, to the Transitional Contributions Account of each Eligible Employee receiving transitional contributions under the Qualified Plan, an amount equal to: (a) the transitional contribution the Eligible Employee would have been entitled to receive under the Qualified Plan without regard to the Pay Cap and the 415 Limit; minus (b) the transitional contribution allocated to the Eligible Employee under the Qualified Plan.

                  (4) Right to Amend or Terminate. Employer contributions under this Section may be amended or terminated at any time under Section XI.

         E. Investment Funds. The Administrative Committee may change or discontinue the availability of any of the Investment Funds, except that the Company Stock Fund shall continue to be available for the measure of appreciation or depreciation of previously credited amounts.

         F. Outside Investment Funds. Each Participant shall direct the portion of future contributions to, and the existing balance in, the Participant's Account to be treated as credited to one or more of the Outside Investment Funds. A Participant may change his or her direction among the Outside Investment Funds as of any business day by providing instructions in such manner as may be prescribed by the Administrative Committee, subject to any applicable restrictions under an Outside Investment Fund.

         G. Company Stock Fund. Unless the Administrative Committee discontinues the availability of the Company Stock Fund, a Participant may direct that all or a portion of future contributions to the Participant's Account be treated as credited to the Company Stock Fund. A Participant's direction to have amounts credited to the Company Stock Fund shall be irrevocable as to amounts previously credited. Notwithstanding the foregoing, if a Participant directed that an amount be credited to the Company Stock Fund before July 1, 1998, he may elect by




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October 1, 1998 to change such direction. After October 1, 1998, the direction into the Company Stock Fund shall be irrevocable as provided herein.

         H. Adjustment of Account Balances. As of each business day, the Administrative Committee shall credit or debit the balance in the Participant's Account with Additions which shall mirror the appreciation or depreciation experienced by those Investment Funds to which the Participant's Account is credited. The crediting or debiting of Additions shall occur so long as there is a balance in the Participant's Account regardless of whether the Participant has terminated employment with the Employer or has died. The Administrative Committee may prescribe any reasonable method or procedure for the accounting of Additions.

         I. FICA. Deferrals and Additions shall be taken into account as "wages" for purposes of the employment taxes imposed by the Federal Insurance Contributions Act in accordance with regulations promulgated by the Internal Revenue Service.


V.       METHOD OF DISTRIBUTION OF DEFERRED COMPENSATION

         A. Time of Payment. Amounts credited to a Participant's Account shall be distributed to the Participant when administratively practicable after termination of employment or a date specified by the Participant. The time of distribution shall be elected by the Participant in the Executive Incentive Pay Deferral Election and Compensation Deferral Election delivered to the Administrative Committee at the time the applicable deferral election is made.

         B. Method of Distribution. Amounts credited to a Participant's
Account shall be distributed to the Participant either in a single lump sum payment or in equal annual installments over a period less than ten (10) years. To the extent that an Account is distributed in installment payments, the undisbursed portions of such Account shall continue to be credited with Additions in accordance with the applicable provisions of Section IV.H. In addition, if, as of any business day after the date described in Section V.A., the amount allocated to a Participant's Account is less than $5,000, the Administrative Committee shall pay such amount to the Participant and reduce the balance of his Account to zero. The method of distribution shall be elected by the Participant in the Executive Incentive Pay Deferral Election and Compensation Deferral Election delivered to the Administrative Committee at the time the applicable deferral election is made. Distributions of amounts credited to Investment Funds other than the Company Stock Fund shall be made in cash. Distributions of amounts credited to the Company Stock Fund shall be distributed in the greatest whole number of common shares of the Company which can be distributed based on the amount credited to the Company Stock Fund (after any applicable withholding), plus cash for any fractional share.

         C. Death Benefit. If a Participant dies (either before or after payment of benefits have commenced under this Section V), his Account shall be paid to the Beneficiary designated by the Participant. If there is no designated Beneficiary or no designated Beneficiary surviving at a Participant's death, payment of the Participant's Account shall be made to the Participant's estate in a single lump sum payment when administratively practicable after the Participant's death. In the event of a Participant's death after distribution of his Account has begun, to the



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extent that there is a surviving Beneficiary, payment of such Account shall continue in the form of distribution in effect prior to the Participant's death. If a Participant dies prior to the commencement of distribution of his Account, his Beneficiary, if any, shall receive distribution of such Account in the form of distribution previously elected by the Participant in his Executive Incentive Pay Deferral Election and Compensation Deferral Election. If a Beneficiary begins to receive any payment pursuant to this Section V.C. and dies prior to the time that all amounts have been distributed, any remaining amount shall be paid in a single lump sum payment to the estate of the Beneficiary.

         D. Taxes. In the event any taxes are required by law to be withheld or paid from any payments made pursuant to the Plan, the Administrative Committee shall deduct such amounts from such payments and shall transmit the withheld amounts to the appropriate taxing authority.

         E. Hardship Distributions. Prior to the date a Participant's
Account becomes payable, the Administrative Committee, in its sole discretion, may elect to distribute all or a portion of such Account in the event such Participant requests a distribution due to severe financial hardship. For purposes of this Plan, severe financial hardship shall be deemed to exist in the event the Administrative Committee determines that a Participant needs a distribution to meet immediate and heavy financial needs resulting from a sudden or unexpected illness or accident of the Participant or a member of the Participant's family, loss of the Participant's property due to casualty or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. A distribution based on financial hardship shall not exceed the amount required to meet the immediate financial need created by the hardship.


VI.      BENEFIT PLANS

         The amount of each Participant's Executive Incentive Pay or Compensation that he elects to defer under the Plan shall not be deemed to be compensation for the purpose of calculating the amount of such Participant's benefits or contributions under any employee benefit plan maintained by the Employer, including, but not limited to, any pension plan or retirement plan (qualified under Section 401(a) of the Code), the amount of life insurance payable under any life insurance plan or the amount of any disability benefit payments payable under any disability plan, except to the extent specifically provided in any such plan.


VII.     PARTICIPANT'S RIGHTS

         Establishment of the Plan shall not be construed as giving any Participant the right to be retained in the Employer's service or employ or the right to receive any benefits not specifically provided by the Plan. A Participant shall not have any interest in the Executive Incentive Pay or Compensation deferred, Employer contributions or Additions credited to his Account until such Account is distributed in accordance with the Plan. All Executive Incentive Pay and Compensation deferred and all amounts held for the Account of a Participant under the Plan shall remain the sole property of the Employer, subject to the claims of its general creditors and





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available for its use for whatever purposes are desired. With respect to amounts deferred or otherwise held for the Account of a Participant, the Participant is merely a general creditor of the Employer; and the obligation of the Employer hereunder is purely contractual and shall not be funded or secured in any way.


VIII.    NON-ALIENABILITY AND NONTRANSFERABILITY

         The rights of a Participant to the payment of deferred compensation as provided in the Plan shall not be assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation. No Participant may borrow against his Account. No Account shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, whether voluntary or involuntary, including, but not limited to, any liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of any Participant.


IX.      ADMINISTRATION

         The Plan shall be administered by the Administrative Committee. The Administrative Committee shall have authority to adopt rules and regulations for carrying out the Plan and, in its sole and absolute discretion, to interpret, construe and implement the provisions hereof. Subject to the provisions of
Section X below, any decision or interpretation of any provision of the Plan adopted by the Administrative Committee shall be final and conclusive. A Participant who is also a member of the Administrative Committee shall not participate in any decision involving any request made by him or relating in any way solely to his rights, duties and obligations as a Participant under the Plan.


X.       CLAIMS PROCEDURE

         A. Filing Claims. Any Participant or Beneficiary entitled to benefits under the Plan may file a claim request with the Administrative Committee.

         B. Notification to Claimant. If a claim request is wholly or partially denied, the Administrative Committee will furnish to the claimant a notice of the decision within ninety (90) days in writing and in a manner calculated to be understood by the claimant, which notice will contain the following information:

                  (1) the specific reason or reasons for the denial;

                  (2) specific reference to pertinent Plan provisions upon which the denial is based;





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                  (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                  (4) an explanation of the Plan's claims review procedure describing the steps to be taken by a claimant who wishes to submit his claims for review.

         C. Review Procedure. A claimant or his authorized representative may, with respect to any denied claim:

                  (1) request a review upon a written application filed within sixty (60) days after receipt by the claimant of written notice of the denial of his claim;

                  (2) review pertinent documents; and

                  (3) submit issues and comments in writing.

Any request or submission will be in writing and will be directed to the Administrative Committee (or its designee). The Administrative Committee (or its designee) will have the sole responsibility for the review of any denied claim and will take all steps appropriate in the light of its findings.

         D. Decision on Review. The Administrative Committee (or its designee) will render a decision upon review. If special circumstances (such as the need to hold a hearing on any matter pertaining to the denied claim) warrant additional time, the decision will be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review. Written notice of any such extension will be furnished to the claimant prior to the commencement of the extension. The decision on review will be in writing and will include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent provisions of the Plan on which the decision is based. If the decision on review is not furnished to the claimant within the time limits prescribed above, the claim will be deemed denied on review.


XI.      AMENDMENT AND TERMINATION

         The Plan may, at any time or from time to time, be amended, modified or terminated by the Administrative Committee. However, no amendment, modification or termination of the Plan shall, without the consent of the Participant, adversely affect such Participant's rights with respect to amounts then credited to his Account.






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XII.     GENERAL PROVISIONS

         A. Controlling Law. Except to the extent superseded by federal law, the laws of the State of Ohio shall be controlling in all matters relating to the Plan, including construction and performance hereof.

         B. Captions. The captions of Sections and paragraphs of this Plan are for convenience of reference only and shall not control or affect the meaning or construction of any of its provisions.

         C. Facility of Payment. Any amounts payable hereunder to any person who is under legal disability or who, in the judgment of the Administrative Committee, is unable to properly manage his financial affairs, may be paid to the legal representative of such person or may be applied for the benefit of such person in any manner which the Administrative Committee may select, and any such payment shall be deemed to be payment for such person's Account and shall be a complete discharge of all liability of the Employer with respect to the amount so paid.

         D. Administrative Expenses. All expenses of administering the Plan shall be borne by the Employer and no part thereof shall be charged against any Participant's Account or any amounts distributable hereunder.

         E. Severability. Any provision of this Plan prohibited by the law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof.

         F. Personal Liability. Except as otherwise expressly provided herein, no member of the Administrative Committee and no officer, employee or agent of the Employer shall have any liability to any person, firm or corporation based on or arising out of the Plan except in the case of willful misconduct or fraud.


XIII.    UNFUNDED STATUS OF THE PLAN

         Any and all payments made to any Participant pursuant to the Plan shall be made only from the general assets of the Employer. All Accounts under the Plan shall be for bookkeeping purposes only and shall not represent a claim against specific assets of the Employer. Nothing contained in this Plan shall be deemed to create a trust of any kind or create any fiduciary relationship. Notwithstanding the foregoing, the Employer may, in its discretion, establish a trust to pay all or a portion of the benefits payable under this Plan, provided that the assets of such trust shall remain, at all times, the assets of the Employer subject to the claims of its creditors.

         IN WITNESS WHEREOF, The Scotts Company, through its duly authorized officer, has caused this Plan to be executed this 19th day of November, 1998.





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                                        THE SCOTTS COMPANY



                                        By: /s/ Rosemary L. Smith
                                            ---------------------------------
                                            Rosemary L. Smith,
                                            Vice President -- Human Resources






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                  THE SCOTTS COMPANY EXECUTIVE RETIREMENT PLAN
                    EXECUTIVE INCENTIVE PAY DEFERRAL ELECTION


1.       ELECTION TO DEFER.

         In accordance with the provisions of The Scotts Company Executive Retirement Plan (the "Plan"), I hereby elect to defer __________ percent or $___________ of bonuses payable to me under the Executive Annual Incentive Plan. This election supersedes any prior Executive Incentive Pay Deferral Election made by me and shall remain in effect until terminated or otherwise amended.

2.       DISTRIBUTION ELECTION.

         I hereby elect to commence distribution of deferrals credited to my Deferred Executive Incentive Pay Account after this Election (and additions thereto) when administratively practicable after:

         [ ]   my termination of employment.
         [ ]   the following date:  _______________.

         Earlier deferrals and additions thereto will be distributed in accordance with the election in effect at the time of such earlier deferral.

3.       METHOD OF PAYMENT.

         I hereby elect to receive the distribution of deferrals credited to my Deferred Executive Incentive Pay Account after this Election (and additions thereto) in the following form of payment:

         [ ]   a single lump sum payment; or
         [ ]   substantially equal annual installments over a period of
               _______ (less than 10) years.

         Earlier deferrals and additions thereto will be distributed in accordance with the election in effect at the time of such earlier deferral.

4.       ACKNOWLEDGMENT.

         I hereby acknowledge that my election to defer Executive Incentive Pay under the Plan is irrevocable with respect to amounts which are deferred under the Plan and shall remain in effect until terminated or modified. I understand that my Account is the sole property of the Employer, subject to the claims of its general creditors.



------------------------------           --------------------------------------
Date                                     Signature

                                         --------------------------------------
                                         Name (please print)


Received on behalf of the Administrative Committee.


------------------------------           --------------------------------------
Date:                                    By:

                  THE SCOTTS COMPANY EXECUTIVE RETIREMENT PLAN
                         COMPENSATION DEFERRAL ELECTION


1. ELECTION TO DEFER. In accordance with the provisions of The Scotts Company Executive Retirement Plan (the "Plan"), I hereby elect to defer __________ percent or $___________ of my Compensation (as defined in the Plan) otherwise payable to me. This election supersedes any prior Compensation Deferral Election made by me and shall remain in effect until terminated or otherwise amended.

2. DISTRIBUTION ELECTION. I hereby elect to commence distribution of deferrals credited to my Deferred Compensation Account, Matching Account, Retirement Account and Transitional Contributions Account after this Election (and additions thereto) when administratively practicable after:

         [ ]   my termination of employment.
         [ ]   the following date:  _______________.

         Earlier deferrals and additions thereto will be distributed in accordance with the election in effect at the time of such earlier deferral.

3. METHOD OF PAYMENT. I hereby elect to receive the distribution of deferrals credited to my Deferred Compensation Account, Matching Account, Retirement Account and Transitional Contributions Account after this Election (and additions thereto) in the following form of payment:

         [ ]   a single lump sum payment; or
         [ ]   substantially equal annual installments over a period of
               _______ (less than 10) years.

         Earlier deferrals and additions thereto will be distributed in accordance with the election in effect at the time of such earlier deferral.

4. DESIGNATION OF BENEFICIARY. I hereby designate:


        ____________________________________ as my primary Beneficiary; and




        ____________________________________ as my contingent Beneficiary(ies), to receive any amounts payable under the Plan in the event of my death. This designation supersedes any prior designation made by me and shall apply to my entire Account (Executive Incentive Pay Deferral Account, Deferred Compensation Account, Matching Account, Retirement Account and Transitional Contributions Account) until terminated or otherwise amended.

5. ACKNOWLEDGMENT. I hereby acknowledge that my election to defer Compensation under the Plan is irrevocable with respect to amounts which are deferred under the Plan and shall remain in effect until terminated or modified. I understand that my Account is the sole property of the Employer, subject to the claims of its general creditors.



------------------------------           --------------------------------------
Date                                     Signature


                                         --------------------------------------
                                         Name (please print)

Received on behalf of the Administrative Committee.

Date:                                    By:
     -------------------------------        -----------------------------------